ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                1996-2 SUB-POOL 1

                     IN ACCORDANCE WITH SECTION 6.08 OF THE
                    POOLING AND SERVICING AGREEMENT DATED AS
                                OF JUNE 1, 1996
                  LEE SERVICING COMPANY REPORTS THE FOLLOWING
                    INFORMATION PERTAINING TO SERIES 1996-2
             SUB-POOL 1 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                        DUE PERIOD ENDED: JANUARY 1, 1997

--------------------------------------------------------------------------------

 1 Total Actual Principal Collections                              1,960,821.12
 2 Total Actual Interest Collections                               1,241,842.05
 3 Additional Proceeds                                                     0.00
                                                                   ------------
 4 Aggregate Amount Received:                                      3,202,663.17

   Monthly Advances

 5 Delinquent Interest                                                40,558.65
 6 Compensating Interest                                               7,188.64
 7 Amounts Held for Future Distributions                                   0.00
 8 Plus:  Cross Collateral Deposit                                   241,788.03
                                                                   ------------
 9      Available Remittance Amount:                               3,492,198.49

10 Less:  Service Fees                                                72,003.23
11           Expense Account Deposit                                   3,279.43
                                                                   ------------
12      Adjusted Remittance Amount:                                3,416,915.83

   Remaining Amount Available:

13           Adjusted Remittance Amount                            3,416,915.83
14           Insured Payments                                              0.00
15           Insurance Account Deposit @ 13 bp
                the Ending Principal balance                          14,713.13
16           Cross Collateral Withdrawal                                   0.00
17           Class Remittance Amounts                              3,402,202.70
18           Non-Recoverable Advances not
                Previously Reimbursed                                      0.00
                                                                   ------------
19 Total Remaining Amount Available:                                       0.00
                                                                   ============
   Amount of Reimbursements Pursuant to Sec. 5.04
20      Servicing Fee                                                      0.00
21      Monthly Advances and Servicer Advances                             0.00
22      Other Mortgage Payments                                            0.00
23      Interest Earned on P&I Deposits                                    0.00
24      Additional Servicing Compensation                                  0.00

--------------------------------------------------------------------------------


                                     1 of 4

                                                     ALLIANCE FUNDING COMPANY
                                    BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                        DESIGNATED SERVICER
                                                      SERVICER'S CERTIFICATE

                                                         1996-2 SUB-POOL 1

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF JUNE 1, 1996
                                     LEE SERVICING COMPANY REPORTS THE FOLLOWING INFORMATION
                        PERTAINING TO SERIES 1996-2 SUB-POOL 1 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                                                 DUE PERIOD ENDED: JANUARY 1, 1997

----------------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL          CLASS A-1       CLASS A-2        CLASS A-3        CLASS A4
                                                  --------------    -------------   -------------    -------------    ------------
25 Loans Outstanding -- BOM                                 2192
26 Opening Principal Loan Balance                 137,774,313.66    57,612,384.21   10,147,079.68    24,352,991.22    9,132,371.71
27 Additional Principal Reduction, LTD              4,636,465.91     3,457,840.11      149,193.14       358,063.53      134,273.83
28 Realized losses, LTD                                     0.00             0.00            0.00             0.00            0.00
29 Carryforward Amount                                      0.00             0.00            0.00             0.00            0.00
                                                  --------------    -------------   -------------    -------------    ------------
30 Total Class Principal                          133,137,847.75    54,154,544.10    9,997,886.54    23,994,927.69    8,998,097.88
31      Class Factor per Loan Balance                96.3456739%      40.2883806%      7.0958599%      17.0300638%      6.3862739%
32      Class Factor per Class Balance               93.1033900%      37.8703106%      6.9915290%      16.7796697%      6.2923761%
33 Excess Spread                                            0.00
34 Cross Collateral Deposit                           241,788.03       241,788.03
35 Cross Collateral Withdrawal                              0.00
36 Additional Principal due Class A                   407,715.86       407,715.86
37 Interest Remittance @ Class Yield                  791,877.69       278,136.29       61,237.06       151,767.92       58,037.73
   Principal Reductions:
38      Prepayments -- Number                                 28               28
39      Prepayments -- Dollar                       1,827,377.08     1,827,377.08            0.00             0.00            0.00
40      Net Liquidation Proceeds                            0.00             0.00            0.00             0.00            0.00
41      Curtailments                                        0.00             0.00            0.00             0.00            0.00
42      Normal and Excess Payments                    133,444.04       133,444.04            0.00             0.00            0.00
                                                  --------------    -------------   -------------    -------------    ------------
43 Total Principal Remittance                       1,960,821.12     1,960,821.12            0.00             0.00            0.00
44 Additional Principal Reduction                     649,503.89       649,503.89            0.00             0.00            0.00
                                                  --------------    -------------   -------------    -------------    ------------
45 Total Remittance                                 3,402,202.70     2,888,461.30       61,237.06       151,767.92       58,037.73
                                                  ==============    =============   =============    =============    ============
46 Current Month Realized Loss -- Number                       0                0
47 Current Month Realized Loss -- Dollar                    0.00             0.00

   CLASS PRINCIPAL BALANCE -- EOM

48 Loans Outstanding -- EOM                                 2164
49 Closing Loan Balance                           135,813,492.54    55,651,563.09   10,147,079.68    24,352,991.22    9,132,371.71
50 Additional Principal Reduction, LTD              5,285,969.80     4,107,344.00      149,193.14       358,063.53      134,273.83
51 Realized Losses, LTD                                     0.00             0.00            0.00             0.00            0.00
52 Carryforward Amount                                      0.00             0.00            0.00             0.00            0.00
                                                  --------------    -------------   -------------    -------------    ------------
53 Total Class Principal Balance                  130,527,522.74    51,544,219.09    9,997,886.54    23,994,927.69    8,998,097.88
54      Class Factor per Loan Balance                94.9744703%      38.9171770%      7.0958599%      17.0300638%      6.3862739%
55      Class Factor per Class Balance               91.2779879%      36.0449085%      6.9915291%      16.7796697%      6.2923761%
----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------
                                                    CLASS A-5       CLASS A-6        CLASS R
                                                  -------------   -------------   -------------
25 Loans Outstanding -- BOM
26 Opening Principal Loan Balance                 25,367,699.20   11,161,787.64
27 Additional Principal Reduction, LTD               372,982.85      164,112.45
28 Realized losses, LTD                                    0.00            0.00
29 Carryforward Amount                                     0.00            0.00
                                                  -------------   -------------
30 Total Class Principal                          24,994,716.35   10,997,675.19
31      Class Factor per Loan Balance               17.7396498%      7.8054459%
32      Class Factor per Class Balance              17.4788226%      7.6906820%
33 Excess Spread                                                                           0.00
34 Cross Collateral Deposit
35 Cross Collateral Withdrawal                                                             0.00
36 Additional Principal due Class A
37 Interest Remittance @ Class Yield                 166,631.44       76,067.25
   Principal Reductions:
38      Prepayments -- Number
39      Prepayments -- Dollar                              0.00            0.00
40      Net Liquidation Proceeds                           0.00            0.00
41      Curtailments                                       0.00            0.00
42      Normal and Excess Payments                         0.00            0.00
                                                  -------------   -------------   -------------
43 Total Principal Remittance                              0.00            0.00
44 Additional Principal Reduction                          0.00            0.00
                                                  -------------   -------------   -------------
45 Total Remittance                                  166,631.44       76,067.25            0.00
                                                  =============   =============   =============
46 Current Month Realized Loss -- Number
47 Current Month Realized Loss -- Dollar

   CLASS PRINCIPAL BALANCE -- EOM

48 Loans Outstanding -- EOM
49 Closing Loan Balance                           25,367,699.20   11,161,787.64
50 Additional Principal Reduction, LTD               372,982.85      164,112.45
51 Realized Losses, LTD                                    0.00            0.00
52 Carryforward Amount                                     0.00            0.00
                                                  -------------   -------------
53 Total Class Principal Balance                  24,994,716.35   10,997,675.19
54      Class Factor per Loan Balance               17.7396498%      7.8054459%
55      Class Factor per Class Balance              17.4788226%      7.6906820%
-----------------------------------------------------------------------------------------------

                                            2 of 4

                                                 ALLIANCE FUNDING COMPANY
                                BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                    DESIGNATED SERVICER
                                                  SERVICER'S CERTIFICATE

                                                     1996-2 SUB-POOL 1

              IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF JUNE 1, 1996
                                  LEE SERVICING COMPANY REPORTS THE FOLLOWING INFORMATION
                     PERTAINING TO SERIES 1996-2 SUB-POOL 1 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                                             DUE PERIOD ENDED: JANUARY 1, 1997

-------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL          CLASS A-1       CLASS A-2        CLASS A-3
                                                         --------------    -------------   -------------    -------------
56 Weighted Note Rate -- THIS Remittance                      11.25621%
57 Weighted Note Rate -- NEXT Remittance                      11.25501%

58 Related Remittance Period for Libor Rate                   26-Dec-96          thru         26-Jan-97
59 Days in Related Period                                            32

60 Pass-Through Rate -- THIS Remittance                                         5.77797%          7.350%           7.590%

61 Weighted Average Remaining Term                               214.56

62 Original Pool -- Principal Balance                     91,623,068.53    41,006,128.57    6,407,207.59    15,377,298.21
63 Original Pool -- Pre-Funding Account                   53,510,393.37    23,948,707.52    3,741,985.55     8,980,765.32
64 Original Pool -- Additonal Principal Reduction          2,133,461.89       954,836.09      149,193.14       358,063.53
                                                         --------------    -------------   -------------    -------------
65 Original Pool Total                                   143,000,000.00    64,000,000.00   10,000,000.00    24,000,000.00
66 66 Original Pool -- Number of Loans                              864

------------------------------------------------------------------------------------------------------
                                                           CLASS A4        CLASS A-5       CLASS A-6
                                                         ------------    -------------   -------------
56 Weighted Note Rate -- THIS Remittance
57 Weighted Note Rate -- NEXT Remittance

58 Related Remittance Period for Libor Rate
59 Days in Related Period

60 Pass-Through Rate -- THIS Remittance                        7.740%           8.000%          8.300%

61 Weighted Average Remaining Term

62 Original Pool -- Principal Balance                    5,766,486.83    16,018,018.97    7,047,928.35
63 Original Pool -- Pre-Funding Account                  3,367,787.00     9,354,963.88    4,116,184.10
64 Original Pool -- Additonal Principal Reduction          134,273.83       372,982.85      164,112.45
                                                         ------------    -------------   -------------
65 Original Pool Total                                   9,000,000.00    25,000,000.00   11,000,000.00
66 66 Original Pool -- Number of Loans

-------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------

   CLASS A OVERCOLLATERALIZATION RECONCILIATION

                                                   Beg. of Month     Current Month     End of Month
                                                   -------------     -------------    -------------

67 Additional Principal Reduction, LTD              4,636,465.91       407,715.86      5,044,181.77
68 Cross Collateral Deposits, LTD                           0.00       241,788.03        241,788.03
69 Less:  Realized Losses, LTD                              0.00             0.00              0.00
                                                   -------------       ----------     -------------
70 Overcollateralization of Principal               4,636,465.91       649,503.89      5,285,969.80
                                                   =============       ==========     =============

71 Base Overcollateralization Required                                                 7,255,161.00
72 Required Overcollateralization Amount                                               7,255,161.00


   CURRENT MONTH SUBORDINATED AMOUNT               Beg. of Month     Current Month     End of Month
                                                   -------------     -------------    -------------
73 Original Subordinated Amount                    14,786,020.00             N/A      14,786,020.00
74 Less:  Cumulative Realized Losses                        0.00             0.00              0.00
75 Plus:  Cumulative Additional Proceeds                    0.00             0.00              0.00
                                                   -------------       ----------     -------------
76 Current Subordinated Amount                     14,786,020.00                      14,786,020.00
                                                   =============       ==========     =============

   NONRECOVERABLE ADVANCE RECONCILIATION

77 Beginning of Month                                                        0.00
78 Current Month Nonrecoverable Advance                                      0.00
79 Less: Current Month Reimbursment                                          0.00
                                                                       ----------
80 End of Month                                                              0.00

---------------------------------------------------------------------------------------------------

                                              3 of 4

                                                ALLIANCE FUNDING COMPANY
                               BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                  DESIGNATED SERVICER
                                                 SERVICER'S CERTIFICATE

                                                   1996-2 SUB-POOL 1

            IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF JUNE 1, 1996
                                LEE SERVICING COMPANY REPORTS THE FOLLOWING INFORMATION
                   PERTAINING TO SERIES 1996-2 SUB-POOL 1 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                                           DUE PERIOD ENDED: JANUARY 1, 1997

----------------------------------------------------------------------------------------------------------------------
                                                                       CLASS A1          CLASS A2          CLASS A3
                                                 ---------------    --------------    --------------    --------------
81 Total Class Principal -- Original Pool        $143,000,000.00    $64,000,000.00    $10,000,000.00    $24,000,000.00
82 Interest Remittance Amount                         791,877.69        278,136.29         61,237.06        151,767.92
83 Interest Rate Factor/1000                            5.537606          4.345880          6.123706          6.323663

84 Total Principal Collections                      1,960,821.12      1,960,821.12              0.00              0.00
85 Additional Principal Reduction                     649,503.89        649,503.89              0.00              0.00
                                                 ---------------    --------------    --------------    --------------
86 Principal Remittance Amount                      2,610,325.01      2,610,325.01              0.00              0.00
87 Principal Payment Factor/1000                       18.254021         40.786328          0.000000          0.000000
88 Current Month Ending Principal Factor              912.779879        805.378422        999.788654        999.788654

89 Prior Month Ending Principal Factor                931.033900        846.164750        999.788654        999.788654

----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                                      CLASS A4         CLASS A5          CLASS A6
                                                   -------------    --------------    --------------
81 Total Class Principal -- Original Pool          $9,000,000.00    $25,000,000.00    $11,000,000.00
82 Interest Remittance Amount                          58,037.73        166,631.44         76,067.25
83 Interest Rate Factor/1000                            6.448637          6.665258          6.915205

84 Total Principal Collections                              0.00              0.00              0.00
85 Additional Principal Reduction                           0.00              0.00              0.00
                                                   -------------    --------------    --------------
86 Principal Remittance Amount                              0.00              0.00              0.00
87 Principal Payment Factor/1000                        0.000000          0.000000          0.000000
88 Current Month Ending Principal Factor              999.788654        999.788654        999.788654

89 Prior Month Ending Principal Factor                999.788654        999.788654        999.788654

----------------------------------------------------------------------------------------------------

                                               4 of 4

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE

                                1996-2 SUB POOL 2

                     IN ACCORDANCE WITH SECTION 6.08 OF THE
            POOLING AND SERVICING AGREEMENT DATED AS OF JUNE 1, 1996
             AND THE INSURANCE AGREEMENT DATED AS OF JUNE 19, 1996,
                  LEE SERVICING COMPANY REPORTS THE FOLLOWING
                    INFORMATION PERTAINING TO SERIES 1996-2
              SUB POOL 2 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                          PERIOD ENDED: JANUARY 1, 1997

--------------------------------------------------------------------------------

 1 Total Actual Principal Collections                              2,627,260.01
 2 Total Actual Interest Collections                                 639,232.92
 3 Additional Proceeds                                                     0.00
                                                                   ------------
 4 Aggregate Amount Received:                                      3,266,492.93

   Monthly Advance

 5      Delinquent Interest                                           32,628.75
 6      Compensating Interest                                         11,429.01
 7      Amounts Held for Future Distributions                              0.00
 8      Supplemental Interest                                              0.00
 9      Cross Collateral Deposit                                           0.00
                                                                   ------------
10 Available Remittance Amount:                                    3,310,550.69

11 Less:    Service Fees                                              38,765.22
12                Expense Account Deposit                              1,740.08
                                                                   ------------
13 Adjusted Remittance Amount:                                     3,270,045.39

   Remaining Amount Available:

14           Adjusted Remittance Amount                            3,270,045.39
15           Insured Payments                                              0.00
16           Insurance Account Deposit @ 13bp
                on the Ending Class A P-balance                        7,975.85
17           Cross Collateral Withdrawal                             241,788.03
18           Class Remittance Amounts                              3,020,281.51
19           Non-Recoverable Advances not
                Previously Reimbursed                                      0.00
                                                                   ------------
20 Total Remaining Amount Available:                                       0.00
                                                                   ============

   Amount of Reimbursements Pursuant to Sec. 5.04

21      Servicing Fee                                                      0.00
22      Monthly Advances and Servicer Advances                             0.00
23      Other Mortgage Payments                                            0.00
24      Interest Earned on P&I Deposits                                    0.00
25      Additional Servicing Compensation                                  0.00

--------------------------------------------------------------------------------

                                    ALLIANCE FUNDING COMPANY
                   BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                                       DESIGNATED SERVICER
                                      SERVICERS CERTIFICATE

                                        1996-2 SUB POOL 2

                             IN ACCORDANCE WITH SECTION 6.08 OF THE
                    POOLING AND SERVICING AGREEMENT DATED AS OF JUNE 1, 1996
                     AND THE INSURANCE AGREEMENT DATED AS OF JUNE 19, 1996,
                           LEE SERVICING COMPANY REPORTS THE FOLLOWING
                             INFORMATION PERTAINING TO SERIES 1996-2
                      SUB POOL 2 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                                  PERIOD ENDED: JANUARY 1, 1997

-----------------------------------------------------------------------------------------------
                                                   TOTAL            CLASS 2-A          CLASS R
                                               -------------      -------------      ----------
26 Loans Outstanding -- BOM                              640
27 Opening Principal Loan Balance              76,250,467.18      76,250,467.18
28 Additional Principal Reduction, LTD          4,019,983.41       4,019,983.41
29 Realized Losses, LTD                                 0.00               0.00
30 Carryforward Amount                                  0.00               0.00
                                               -------------      -------------
31 Total Class Principal                       72,230,483.77      72,230,483.77
32      Class Factor per Loan Balance            92.9883746%        92.9883746%
33      Class Factor per Class Balance           88.0859558%        88.0859558%
34 Excess Spread                                  241,788.03                         241,788.03
35 Cross Collateral Deposit                             0.00               0.00
36 Cross Collateral Withdrawal                    241,788.03                         241,788.03
37 Additional Principal due Class A                 7,922.59           7,922.59
38 Interest Remittance @ Class Yield              385,098.91         385,098.91
   Principal Reductions:
39           Prepayments -- Number                        20                 20
40           Prepayments -- Dollar              2,586,341.24       2,586,341.24
41           Net Liquidation Proceeds                   0.00               0.00
42           Curtailments                               0.00               0.00
43           Normal and Excess Payments            40,918.77          40,918.77
                                               -------------      -------------      ----------
44 Total Principal Remittance                   2,627,260.01       2,627,260.01
45 Additional Principal Reduction                   7,922.59           7,922.59
                                               -------------      -------------      ----------
46 Total Remittance                             3,020,281.51       3,020,281.51            0.00
                                               =============      =============      ==========
47 Carryforward Amount                                  0.00
48 Current Month Realized Loss -- Number                   0                  0
49 Current Month Realized Loss -- Dollar                0.00               0.00

   CLASS PRINCIPAL BALANCE -- EOM

50 Loans Outstanding -- EOM                    #         620
51 Closing Loan Balance                        73,623,207.17      73,623,207.17
52 Additional Principal Reduction, LTD          4,027,906.00       4,027,906.00
53 Realized Losses, LTD                                 0.00               0.00
54 Carryforward Amount                                  0.00               0.00
                                               -------------      -------------
55 Total Class Principal Balance               69,595,301.17      69,595,301.17
56      Class Factor per Loan Balance            89.7843990%        89.7843990%
57      Class Factor per Class Balance           84.8723185%        84.8723185%

-----------------------------------------------------------------------------------------------

                                           Page 2 of 4

                                            ALLIANCE FUNDING COMPANY
                           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                               DESIGNATED SERVICER
                                             SERVICER'S CERTIFICATE

                                                1996-2 SUB-POOL 2

         IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF JUNE 1, 1996
                              AND THE INSURANCE AGREEMENT DATED AS OF JUNE 19, 1996,
                             LEE SERVICING COMPANY REPORTS THE FOLLOWING INFORMATION
                PERTAINING TO SERIES 1996-2 SUB-POOL 2 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                                        DUE PERIOD ENDED: JANUARY 1, 1997

----------------------------------------------------------------------------------------------------------------
                                                                   TOTAL                CLASS A1
                                                               -------------         -------------
58 Weighted Note Rate This Remittance:                             10.79523%
59 Weighted Note Rate Next Remittance:                             11.01360%

60 Related Remittance Period for Libor Rate                        26-Dec-96    thru     26-Jan-97
61 Days in Related Period:                                                32

62 Pass-Through Rate:                                               5.99797%              5.99797%

63 Weighted Average Remaining Term                                    352.13

64 Original Pool -- Principal Balance                          53,157,223.06         53,157,223.06
65 Original Pool -- Pre-Funding Account                        31,641,122.34         31,641,122.34
66 Original Pool -- Additional Principal Reduction              2,798,345.40          2,798,345.40
                                                               -------------         -------------
67 Original Pool Total                                         82,000,000.00         82,000,000.00
68 Original Pool -- Number of Loans                                      441

----------------------------------------------------------------------------------------------------------------

   CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                             Beginning of Month    Current Month    End of Month
                                                             ------------------    -------------    ------------
69 Additional Principal Reduction,  LTD                         4,019,983.41          7,922.59      4,027,906.00
70 Cross Collateral Deposits, LTD                                       0.00              0.00              0.00
71 Less:  Realized Losses, LTD                                          0.00              0.00              0.00
                                                                ------------          --------      ------------
72 Overcollateralization of Principal                           4,019,983.41          7,922.59      4,027,906.00
                                                                ============          ========      ============

73 Base Overcollateralization Requirement                                                           4,027,906.00
74 Required Overcollateralization Requirement                                                       4,027,906.00


   CURRENT MONTH SUBORDINATED AMOUNT                         Beginning of Month    Current Month    End of Month
                                                             ------------------    -------------    ------------
75 Original Subordinated Amount                                 9,327,783.00               N/A      9,327,783.00
76 Less:  Cumulative Realized Losses                                    0.00              0.00              0.00
77 Plus:  Cumulative Additional Proceeds                                0.00              0.00              0.00
                                                                ------------          --------      ------------
78 Current Subordinated Amount                                  9,327,783.00                        9,327,783.00
                                                                ============          ========      ============

   NONRECOVERABLE ADVANCE RECONCILIATION
79 Beginning of Month                                                   0.00
80 Current Month Unpaid Nonrecoverable Advance                          0.00
81 Less: Current Month Reimbursment                                     0.00
                                                                ------------
82 End of Month                                                         0.00
                                                                ============

----------------------------------------------------------------------------------------------------------------

                                                   Page 3 of 4

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE

                                1996-2 SUB POOL 2

                     IN ACCORDANCE WITH SECTION 6.08 OF THE
            POOLING AND SERVICING AGREEMENT DATED AS OF JUNE 1, 1996
             AND THE INSURANCE AGREEMENT DATED AS OF JUNE 19, 1996,
                  LEE SERVICING COMPANY REPORTS THE FOLLOWING
                    INFORMATION PERTAINING TO SERIES 1996-2
              SUB POOL 2 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                          PERIOD ENDED: JANUARY 1, 1997

--------------------------------------------------------------------------------
                                                     TOTAL           CLASS A1
                                                --------------    --------------
83 Total Class Principal -- Original Pool       $82,000,000.00    $82,000,000.00
84 Interest Remittance Amount                       385,098.91        385,098.91
85 Interest Rate Factor/1000                          4.696328          4.696328

86 Total Principal Collections                    2,627,260.01      2,627,260.01
87 Additional Principal Reduction                     7,922.59          7,922.59
                                                --------------    --------------
88 Principal Remittance Amount                    2,635,182.60      2,635,182.60
89 Principal Payment Factor/1000                     32.136373         32.136373
90 Principal Factor                                 848.723184        848.723184

91 Prior Month Principal Factor                     880.859557        880.859557

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